UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES AND EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): October 3, 2006
DYNAVAX TECHNOLOGIES
CORPORATION
(Exact name of registrant as specified in charter)

Delaware (State or other jurisdiction of incorporation)	000-50577 (Commission File Number)	33-0728374 (I.R.S. Employer Identification No.)
2929 Seventh Street, Suite 100
Berkeley, California 94710
(Address of principal executive offices and zip code)
Registrant’s telephone number, including area code: (510) 848-5100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
Item 8.01. Other Events.
Item 9.01. Financial Statements and Exhibits.
SIGNATURES
INDEX TO EXHIBITS
EXHIBIT 1.1
EXHIBIT 5.1
EXHIBIT 99.1

Item 1.01. Entry into a Material Definitive Agreement.
On October 3, 2006, the Company entered into an underwriting agreement with Pacific Growth Equities, LLC, as underwriter (the “Underwriter”), related to its public offering of 6,200,000 shares of the Company’s common stock. The Underwriter has agreed to purchase the shares from the Company pursuant to the underwriting agreement at a price of $4.40 per share, less underwriting commissions, subject to customary closing conditions. Under the terms of the underwriting agreement, the Company has granted the Underwriter an option, exercisable for 30 days, to purchase up to an additional 930,000 shares of common stock to cover over-allotments, if any. The offering is being made pursuant to the Company’s effective shelf registration statement on Form S-3 (Registration No. 333-137608) previously filed with the Securities and Exchange Commission (the “SEC”). The underwriting agreement is filed as Exhibit 1.1 to this report, and the description of the material terms of the underwriting agreement is qualified in its entirety by reference to such exhibit. The offering of the shares of common stock will be made by means of a prospectus supplement and accompanying prospectus, a copy of which can be obtained from Pacific Growth Equities, LLC, Investment Banking, One Bush Street, Suite 1700, San Francisco, California, 97104. The prospectus supplement and accompanying prospectus has been filed with the SEC.
Item 8.01. Other Events.
On October 4, 2006, Dynavax Technologies Corporation (the “Company”) issued a press release titled “Dynavax Raises $27 Million in Common Stock Offering” announcing the pricing of an offering of 6,200,000 shares of the Company’s common stock, par value $0.001 per share, at a public offering price of $4.40 per share. The underwriter for the offering has an option to purchase up to an additional 930,000 shares to cover over-allotments, if any. The closing of the transaction is scheduled for October 10, 2006, subject to the satisfaction of customary closing conditions. A copy of the press release is filed as Exhibit 99.1 to this report and is incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
1.1	Underwriting Agreement, dated October 3, 2006.

5.1	Opinion of Cooley Godward Kronish LLP.

23.1	Consent of Cooley Godward Kronish LLP (contained in Exhibit 5.1).

99.1	Press Release, dated October 4, 2006, entitled “Dynavax Raises $27 Million in Common Stock Offering.”

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SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dynavax Technologies Corporation
Dated: October 4, 2006	By:	/s/ Deborah A. Smeltzer
Deborah A. Smeltzer, Vice President,
Operations and Chief Financial Officer

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INDEX TO EXHIBITS

Exhibit
Number	Description
1.1	Underwriting Agreement, dated October 3, 2006.

5.1	Opinion of Cooley Godward Kronish LLP.

23.1	Consent of Cooley Godward Kronish LLP (contained in Exhibit 5.1).

99.1	Press Release, dated October 4, 2006, entitled “Dynavax Raises $27 Million in Common Stock Offering.”

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